                          [PHOTO OF WOMAN WITH 3 KIDS]
                                                                          [LOGO]

                                 ANNUAL REPORT

THE STRONG
OPPORTUNITY
FUND II

INVESTMENT REVIEW

       The Strong Opportunity Fund II .....................2

FINANCIAL INFORMATION

       Schedule of Investments in Securities ..............4

       Statement of Assets and Liabilities ................6

       Statement of Operations ............................6

       Statements of Changes in Net Assets ................7

       Notes to Financial Statements ......................8

FINANCIAL HIGHLIGHTS .....................................10

REPORT OF INDEPENDENT ACCOUNTANTS ........................11


ANNUAL REPORT - DECEMBER 31, 1999

                       THE STRONG OPPORTUNITY FUND II


PERSPECTIVES
FROM THE MANAGER

/s/ Richard Trent Weiss

Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

The Fund's performance was most influenced during this period by our positions in technology and media stocks. The strongest performers included technology companies strategically positioned to take advantage of the increase in technology spending related to the growth of the Internet. Specifically, Sun Microsystems and Parametric Technology were some of the Fund's biggest contributors. Communications stocks also continued to help the Fund, including Corning, Omnipoint, Telephone & Data Systems, Hughes Electronics, and Liberty Media.

In light of the rate increases from the Federal Reserve, stocks exposed to consumer spending retreated. Cyclical stocks, for example, weakened in the third and fourth quarter as investors waited for more signs of the economy's growth prospects. We selectively added to these positions at their lower valuations. In energy, the market took a wait-and-see attitude following the huge rise in oil prices in the first half of the year. We therefore held our energy positions at that time. We continue to believe that the supply and demand characteristics for energy stocks remain positive for 2000 and are looking for companies that can take advantage of that environment. Stocks in the financial services sector were also weak in the face of rising interest rates and continued weakness in pricing in industries such as property-casualty insurance. However, we continue to look for names to add selectively as valuations have continued to become more attractive.

--------------------------------------------------------------------------------

WE BELIEVE A CONTINUED RECOVERY OF THE GLOBAL ECONOMY WILL HELP SUSTAIN STRONG PERFORMANCE FOR SMALL- AND MID-CAP STOCKS GOING FORWARD.

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended December 31, 1999, the Strong Opportunity Fund II returned 34.91% while the S&P MidCap 400 Stock Index returned 14.72%.*

- The Fund's performance was driven mostly by positions in cable/media and technology stocks. Companies in the software, enterprise server, and technology infrastructure sectors were strong performers in the third and fourth quarter.

- The Fund benefited from an underweighting in financials, as these stocks performed poorly in response to fears that the Federal Reserve Board would continue to raise interest rates.
--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                 AS OF 12-31-99

                              1-year        34.91%

                              3-year        24.33%

                              5-year        23.36%

                     Since Inception        21.03%
                         (on 5-8-92)
--------------------------------------------------------------------------------
[SIDENOTE]

                               FIVE LARGEST STOCK
                                    HOLDINGS

                                 AS OF 12-31-99

                   SECURITY                 % OF NET ASSETS
--------------------------------------------------------------------------------
                   Omnipoint Corporation               2.9%

                   AT&T Corporation--
                   Liberty Media Group Class A         2.4%

                   Corning, Inc.                       2.4%

                   Seagate Technology, Inc.            2.0%

                   MediaOne Group, Inc.                1.9%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

(1) The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

Looking out over the next several months, we are optimistic that we have reached a turning point where smaller-capitalization stocks will perform well versus larger-cap stocks. In the fourth quarter, the Russell 2000-Registered Trademark- Index of small-cap stocks gained 21.26% versus 21.04% for the S&P 500 Stock Index. This outperformance came as welcome relief after an extended period during which larger-cap stocks outperformed small- and mid-caps. We believe a continued recovery of the global economy will help sustain strong performance for small-and mid-cap stocks going forward.

Even though energy and cyclical stocks had mixed results in the second half of the year, we believe those sectors should benefit as the world economies strengthen. Additionally, after the recent massive outperformance among a small, select group of technology stocks, we believe that the market will begin to broaden out. This should benefit other forgotten sectors with improving fundamentals. In technology, we continue to look for select stocks that are positioned to take advantage of continued strong demand, though the run-up of many of these stocks over the past year severely limits opportunities in this area.

We thank you for investing in the Strong Opportunity Fund II and look forward to continuing to help you achieve your financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             FROM 5-8-92 TO 12-31-99

[GRAPH]


           THE STRONG         S&P MidCap       Lipper Multi-Cap
           OPPORTUNITY        400 Stock          Value Funds
             FUND II            Index*             Index*
           -----------        ----------       ----------------
4-92       $10,000             $10,000             $10,000
12-92      $11,617             $11,267             $10,900
12-93      $14,541             $12,839             $12,397
12-94      $15,064             $12,379             $12,410
12-95      $18,954             $16,210             $16,259
12-96      $22,393             $19,322             $19,672
12-97      $28,093             $25,554             $24,965
12-98      $31,898             $30,438             $26,594
12-99      $43,032             $34,919             $28,174

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Stock Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG OPPORTUNITY FUND II FOCUSES ON STOCKS OF MEDIUM-SIZE COMPANIES THAT OFFER STRONG GROWTH POTENTIAL, BUT ARE UNDERPRICED. RATHER THAN RELY ON TRADITIONAL WALL STREET RESEARCH, THE MANAGER SELECTS STOCKS USING THE FUND'S PROPRIETARY PRIVATE MARKET VALUE APPROACH. HE FIRST CONSIDERS COMPANIES (AND INDUSTRIES) THAT ARE OUT OF FAVOR. THEN HE DETERMINES THE PRICE HE BELIEVES AN INVESTOR WOULD BE WILLING TO PAY FOR AN ENTIRE COMPANY--ITS PRIVATE MARKET VALUE. A COMPANY WHOSE STOCK PRICE IS LOWER THAN ITS PRIVATE MARKET VALUE MAY BE ADDED TO THE PORTFOLIO.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The U.S. economy remained healthy throughout the year, but fears of rising inflation helped increase interest rates as the year wore on. Investors remained cautious on the outlook for continued economic growth and stayed out of areas extremely sensitive to slowing growth.

- The tremendous growth opportunities afforded technology companies from the growth of the Internet and diminishing fears over Y2K problems fueled a massive rise in technology stocks. The market bought a small number of companies in specific sectors that could benefit from the evolving new economy almost without regard to valuation.

--------------------------------------------------------------------------------

* The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                                  December 31, 1999
----------------------------------------------------------------------------------------
                              STRONG OPPORTUNITY FUND II
----------------------------------------------------------------------------------------
                                                             Shares or
                                                             Principal         Value
                                                              Amount          (Note 2)
----------------------------------------------------------------------------------------
COMMON STOCKS 90.5%
AEROSPACE & DEFENSE 0.8%
Northrop Grumman Corporation                                  161,000     $    8,704,063

AIRLINE 0.2%
Air New Zealand, Ltd. Class B                               1,286,200          1,884,232

AUTOMOBILE 1.2%
Ford Motor Company                                            242,700         12,969,281

BANK - MONEY CENTER 1.5%
Bank of America Corporation                                   263,000         13,199,313
The Bank of Tokyo - Mitsubishi                                 83,000          1,156,364
Sakura Bank, Ltd.                                             190,000          1,100,479
Sanwa Bank, Ltd.                                               95,000          1,155,317
                                                                           -------------
                                                                              16,611,473

BANK - SUPER REGIONAL 2.4%
Mellon Financial Corporation                                  351,000         11,955,938
Wells Fargo Company                                           380,000         15,366,250
                                                                           -------------
                                                                              27,322,188

BEVERAGE - SOFT DRINK 2.2%
The Pepsi Bottling Group, Inc.                                749,200         12,408,625
Whitman Corporation                                           920,600         12,370,563
                                                                           -------------
                                                                              24,779,188

CHEMICAL - SPECIALTY 2.2%
Air Products & Chemicals, Inc.                                 48,300          1,621,069
Praxair, Inc.                                                 200,000         10,062,500
Solutia, Inc.                                                 830,000         12,813,125
                                                                           -------------
                                                                              24,496,694

COMPUTER - MANUFACTURERS 2.6%
Compaq Computer Corporation                                   430,600         11,653,112
Sun Microsystems, Inc. (b)                                    225,000         17,423,437
                                                                           -------------
                                                                              29,076,549

COMPUTER - PERIPHERAL EQUIPMENT 4.4%
American Power Conversion Corporation (b)                     793,500         20,928,563
Quantum Corporation - DLT & Storage
  Systems (b)                                                 450,000          6,806,250
Seagate Technology, Inc. (b)                                  472,000         21,977,500
                                                                           -------------
                                                                              49,712,313

COMPUTER SOFTWARE 5.7%
Cadence Design Systems, Inc. (b)                              657,000         15,768,000
Keane, Inc. (b)                                               547,000         17,367,250
Oracle Systems Corporation (b)                                160,000         17,930,000
Parametric Technology Corporation (b)                         489,700         13,252,506
                                                                           -------------
                                                                              64,317,756

CONGLOMERATE 0.1%
Marubeni Corporation                                          290,000          1,217,200

CONSUMER - MISCELLANEOUS 0.2%
Canon, Inc.                                                    47,000          1,866,941

CONTAINER 1.3%
Sonoco Products Company                                       625,000         14,218,750

DIVERSIFIED OPERATIONS 0.6%
Invensys PLC                                                  994,000          5,418,604
Itochu Corporation (b)                                        320,000          1,593,582
                                                                           -------------
                                                                               7,012,186

ELECTRIC POWER 1.1%
NiSource, Inc.                                                675,000         12,065,625

ELECTRICAL EQUIPMENT 2.7%
Parker-Hannifin Corporation                                   290,000         14,880,625
W.W. Grainger, Inc.                                           320,000         15,300,000
                                                                           -------------
                                                                              30,180,625

ELECTRONIC PARTS DISTRIBUTION 1.6%
Avnet, Inc.                                                   305,000     $   18,452,500

ELECTRONIC PRODUCTS - MISCELLANEOUS 3.6%
AVX Corporation                                               355,000         17,727,813
General Motors Corporation Class H (b)                        208,000         19,968,000
Hitachi, Ltd.                                                 155,000          2,487,036
                                                                           -------------
                                                                              40,182,849

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 2.5%
Micron Technology, Inc. (b)(d)                                205,000         15,938,750
Texas Instruments, Inc.                                       130,000         12,593,750
                                                                           -------------
                                                                              28,532,500

FOOD 1.2%
H.J. Heinz Company                                            345,000         13,735,313

HEALTHCARE - DRUG/DIVERSIFIED 1.1%
Alza Corporation (b)                                          364,200         12,610,425
Watson Pharmaceuticals, Inc. (b)                                7,100            254,269
                                                                           -------------
                                                                              12,864,694

HEALTHCARE - MEDICAL SUPPLY 1.2%
Sybron International Corporation (b)                          535,000         13,207,813

HEALTHCARE - PATIENT CARE 1.9%
HEALTHSOUTH Corporation (b)                                 1,518,700          8,163,013
United Healthcare Corporation                                 240,000         12,750,000
                                                                           -------------
                                                                              20,913,013

HOUSEHOLD APPLIANCES & FURNISHINGS 1.0%
Leggett & Platt, Inc.                                         498,900         10,695,169

INSURANCE - ACCIDENT & HEALTH 1.3%
CIGNA Corporation                                             177,200         14,275,675

INSURANCE - PROPERTY & CASUALTY 3.5%
Ace, Ltd.                                                     500,000          8,343,750
The Allstate Corporation                                      510,000         12,240,000
American International Group, Inc.                            170,625         18,448,828
                                                                           -------------
                                                                              39,032,578

INTERNET - INTERNET SERVICE PROVIDER/CONTENT 2.6%
CNET, Inc. (b)                                                 90,000          5,107,500
GO.com (b)                                                    571,000         13,596,938
Lycos, Inc. (b)                                                83,600          6,651,425
NBC Internet, Inc. (b)                                         56,000          4,326,000
                                                                           -------------
                                                                              29,681,863

LEISURE SERVICE 1.4%
The Walt Disney Company                                       517,000         15,122,250

MEDIA - CABLE TV 3.1%
Comcast Corporation Class A                                   326,800         16,421,700
Cox Communications, Inc. Class A (b)                          352,000         18,128,000
                                                                           -------------
                                                                              34,549,700

MEDIA - PUBLISHING 1.2%
The E.W. Scripps Company Class A                              291,700         13,071,806

MEDIA - RADIO/TV 2.4%
AT&T Corporation - Liberty Media Group
  Class A (b)                                                 480,000         27,240,000

METAL PRODUCTS & FABRICATION 1.5%
Illinois Tool Works, Inc.                                     255,000         17,228,438

NATURAL GAS DISTRIBUTION 1.5%
Enron Corporation                                             380,000         16,862,500

----------------------------------------------------------------------------------------
                          STRONG OPPORTUNITY FUND II (CONTINUED)
----------------------------------------------------------------------------------------
                                                             Shares or
                                                             Principal         Value
                                                              Amount          (Note 2)
----------------------------------------------------------------------------------------
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 2.0%
Barrett Resources Corporation (b)                             345,000     $   10,155,937
Devon Energy Corporation                                      382,000         12,558,250
                                                                           -------------
                                                                              22,714,187

OIL - NORTH AMERICAN INTEGRATED 1.2%
Unocal Corporation                                            414,000         13,894,875

OIL WELL EQUIPMENT & SERVICE 4.4%
BJ Services Company (b)                                       383,000         16,014,187
Cooper Cameron Corporation (b)                                310,000         15,170,625
Weatherford International, Inc. (b)                           453,400         18,107,662
                                                                           -------------
                                                                              49,292,474

PAPER & FOREST PRODUCTS 1.4%
The Mead Corporation                                          355,000         15,420,312

REAL ESTATE 1.2%
Archstone Communities Trust                                   287,400          5,891,700
Equity Office Properties Trust                                315,000          7,756,875
                                                                           -------------
                                                                              13,648,575

RETAIL - FOOD CHAIN 1.3%
Albertson's, Inc.                                             445,000         14,351,250

RETAIL - MAJOR CHAIN 0.9%
The Daiei, Inc. (b)                                           265,000          1,050,044
Kmart Corporation (b)                                         755,000          7,597,187
Sears Canada, Inc.                                             65,300          1,808,238
                                                                           -------------
                                                                              10,455,469

RETAIL - SPECIALTY 1.8%
Nordstrom, Inc.                                               627,400         16,430,037
Office Depot, Inc. (b)                                        323,900          3,542,656
                                                                           -------------
                                                                              19,972,693

TELECOMMUNICATION EQUIPMENT 2.4%
Corning, Inc.                                                 205,000         26,432,187

TELECOMMUNICATIONS - CELLULAR 4.9%
NTT Mobile Communication Network, Inc.                            175          6,728,794
Omnipoint Corporation (b)                                     265,000         31,965,625
Vodafone AirTouch PLC Sponsored ADR                           325,000         16,087,500
                                                                           -------------
                                                                              54,781,919

TELECOMMUNICATIONS - SERVICES 4.6%
AT&T Corporation                                              108,300          5,496,225
Cable & Wireless Communications
  PLC Sponsored ADR (b)                                        85,000          5,950,000
Global TeleSystems Group, Inc. (b)                            372,900         12,911,662
Infonet Services Corporation (b)                               54,300          1,425,375
MediaOne Group, Inc. (b)                                      279,900         21,499,819
Nippon Telegraph & Telephone Corporation                          230          3,937,971
                                                                           -------------
                                                                              51,221,052

TELEPHONE 1.2%
Telephone & Data Systems, Inc.                                105,000         13,230,000

TRUCKING 1.4%
CNF Transportation, Inc.                                      445,000         15,352,500
----------------------------------------------------------------------------------------
Total Common Stocks (Cost $725,630,205)                                    1,012,851,218
----------------------------------------------------------------------------------------

CORPORATE BONDS 0.0%
Capital Properities New Zealand, Ltd. Convertible
  Capital Notes, 8.50%, Due 4/15/05                          $334,740     $      159,374
----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $302,841)                                            159,374
----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 9.8%
COMMERCIAL PAPER 0.6%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                 $    3,598,700      $   3,598,700
Warner Lambert Company, 6.08%                               2,722,700          2,722,700
Wisconsin Electric Power Company, 6.04%                         1,500              1,500
                                                                           -------------
                                                                               6,322,900

REPURCHASE AGREEMENTS 9.2%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds $103,323,673);
  Collateralized by: U.S. Government
  & Agency Issues (c)                                     103,300,000        103,300,000

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bills,
  Due 1/13/00                                                  25,000             24,965
----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $109,647,867)                             109,647,865
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $835,580,913) 100.3%                 1,122,658,457
Other Assets and Liabilities, Net (0.3%)                                      (3,423,324)
----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                         $1,119,235,133
========================================================================================

                           WRITTEN OPTIONS ACTIVITY
----------------------------------------------------------------------------------------

                                                               Contracts        Premiums
----------------------------------------------------------------------------------------

Options outstanding at beginning of year                           --           $     --
Options written during the year                                   230            237,978
Options closed                                                     --                 --
Options expired                                                    --                 --
Options exercised                                                 (70)           (15,539)
                                                                  ---           --------
Options outstanding at end of year                                160           $222,439
                                                                  ===           ========
Exercised options resulted in a capital loss of $0.


WRITTEN OPTIONS DETAIL
----------------------------------------------------------------------------------------
                                                            CONTRACTS (100       VALUE
                                                          SHARES PER CONTRACT)  (NOTE 2)
----------------------------------------------------------------------------------------

Micron Technology
Calls: (Strike Price is $75.00. Expiration date
is 1/21/00.  Premium Received is $222,439.)                       160          ($102,000)


LEGEND
----------------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.
(d) All or a portion of these securities are held in conjunction with open written call option contracts.


Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1999


                                                                               STRONG
                                                                             OPPORTUNITY
                                                                               FUND II
                                                                           ---------------
ASSETS:
   Investments in Securities, at Value (Cost of $835,580,913)              $ 1,122,658,457
   Receivable for Securities Sold                                                2,561,867
   Dividends and Interest Receivable                                               766,497
   Other Assets                                                                     34,980
                                                                           ---------------
   Total Assets                                                              1,126,021,801

LIABILITIES:
   Payable for Securities Purchased                                              6,530,568
   Written Options, at Value (Premiums Received of $222,439)                       102,000
   Accrued Operating Expenses and Other Liabilities                                154,100
                                                                           ---------------
   Total Liabilities                                                             6,786,668
                                                                           ---------------
NET ASSETS                                                                 $ 1,119,235,133
                                                                           ===============

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                           $   675,703,325
   Undistributed Net Investment Income                                           2,653,589
   Undistributed Net Realized Gain                                             153,679,263
   Net Unrealized Appreciation                                                 287,198,956
                                                                           ---------------
   Net Assets                                                              $ 1,119,235,133
                                                                           ===============
Capital Shares Outstanding (Unlimited Number Authorized)                        43,065,970

NET ASSET VALUE PER SHARE                                                           $25.99
                                                                                    ======

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1999


                                                                               STRONG
                                                                             OPPORTUNITY
                                                                               FUND II
                                                                           ---------------
INCOME:
   Dividends (net of foreign withholding taxes of $12,634)                 $     8,347,879
   Interest                                                                      5,493,498
                                                                           ---------------
   Total Income                                                                 13,841,377

EXPENSES:
   Investment Advisory Fees                                                      9,732,876
   Custodian Fees                                                                   68,842
   Shareholder Servicing Costs                                                   1,457,999
   Other                                                                            60,451
                                                                           ---------------
   Total Expenses before Fees Paid Indirectly by Advisor                        11,320,168
   Fees Paid Indirectly by Advisor (Note 3)                                       (212,411)
                                                                           ---------------
   Expenses, Net                                                                11,107,757
                                                                           ---------------
NET INVESTMENT INCOME                                                            2,733,620

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain on:
      Investments                                                              157,770,002
      Futures Contracts                                                            827,065
      Foreign Currencies                                                             1,644
                                                                           ---------------
      Net Realized Gain                                                        158,598,711
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                              133,660,824
      Futures Contracts and Options                                                120,439
      Foreign Currencies                                                              (876)
                                                                           ---------------
      Net Change in Unrealized Appreciation/Depreciation                       133,780,387
                                                                           ---------------
NET GAIN ON INVESTMENTS                                                        292,379,098
                                                                           ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $   295,112,718
                                                                           ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                        STRONG OPPORTUNITY FUND II
                                                                  ------------------------------------
                                                                    Year Ended           Year Ended
                                                                   Dec. 31, 1999        Dec. 31, 1998
                                                                  ---------------      ---------------
OPERATIONS:
   Net Investment Income                                          $     2,733,620      $     1,954,217
   Net Realized Gain                                                  158,598,711           96,669,139
   Net Change in Unrealized Appreciation/Depreciation                 133,780,387            8,580,610
                                                                  ---------------      ---------------
   Net Increase in Net Assets Resulting from Operations               295,112,718          107,203,966

DISTRIBUTIONS:
   From Net Investment Income                                                  --           (2,125,999)
   From Net Realized Gains                                            (99,944,225)        (111,831,141)
                                                                  ---------------      ---------------
   Total Distributions                                                (99,944,225)        (113,957,140)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                          199,519,637          190,708,336
   Proceeds from Reinvestment of Distributions                         99,931,457          113,942,474
   Payment for Shares Redeemed                                       (287,125,219)        (221,365,593)
                                                                  ---------------      ---------------
   Net Increase in Net Assets from Capital Share Transactions          12,325,875           83,285,217
                                                                  ---------------      ---------------
TOTAL INCREASE IN NET ASSETS                                          207,494,368           76,532,043

NET ASSETS:
   Beginning of Year                                                  911,740,765          835,208,722
                                                                  ---------------      ---------------
   End of Year                                                    $ 1,119,235,133      $   911,740,765
                                                                  ===============      ===============

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                 8,794,424            8,920,807
   Issued in Reinvestment of Distributions                              4,986,600            5,209,676
   Redeemed                                                           (12,695,396)         (10,630,641)
                                                                  ---------------      ---------------
   Net Increase in Shares of the Fund                                   1,085,628            3,499,842
                                                                  ===============      ===============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1999

1.     ORGANIZATION
       Strong Opportunity Fund II, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1999, approximately 93% of the Fund's shares were owned by the separate accounts of one insurance company.

2.     SIGNIFICANT ACCOUNTING POLICIES
       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       (A) SECURITY VALUATION -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

              The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1999.

       (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

              Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

              The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

       (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

       (D) CERTAIN INVESTMENT RISKS -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

              Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

       (E) FUTURES -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

       (F) OPTIONS -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

       (G) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are daily converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

       (H) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

       (I) REPURCHASE AGREEMENTS-- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

       (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

       (K) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.     RELATED PARTY TRANSACTIONS

       The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by the Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

       The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

       The amount payable to the Advisor at December 31, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, were $130,454, $1,458,033 and $8,962, respectively.

4.     LINE OF CREDIT

       The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total net assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.     INVESTMENT TRANSACTIONS

       The aggregate purchases and sales of long-term securities, other than government securities, for the year ended December 31, 1999 were $733,268,279 and $781,685,475, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 1999.

6.     INCOME TAX INFORMATION

       At December 31, 1999, the cost of investments in securities for federal income tax purposes was $839,788,813. Net unrealized appreciation of securities was $282,869,644, consisting of gross unrealized appreciation and depreciation of $340,969,311 and $58,099,667, respectively.

       During the year ended December 31, 1999, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $84,272,013 (unaudited).

       For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG OPPORTUNITY FUND II
--------------------------------------------------------------------------------

                                                                               Year Ended
                                                          -------------------------------------------------------------------
                                                             Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
Selected Per-Share Data(a)                                     1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   21.72     $   21.70     $   19.24     $   17.04     $   14.23
Income From Investment Operations:
   Net Investment Income                                       0.06          0.05          0.07          0.13          0.12
   Net Realized and Unrealized Gains on Investments            6.76          2.90          4.35          2.87          3.42
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            6.82          2.95          4.42          3.00          3.54
Less Distributions:
   From Net Investment Income                                    --         (0.05)        (0.07)        (0.13)        (0.12)
   In Excess of Net Investment Income                            --            --         (0.01)           --         (0.03)
   From Net Realized Gains                                    (2.55)        (2.88)        (1.88)        (0.67)        (0.58)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (2.55)        (2.93)        (1.96)        (0.80)        (0.73)
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                           $   25.99     $   21.72     $   21.70     $   19.24     $   17.04
=============================================================================================================================

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
  Total Return                                               +34.9%        +13.5%        +25.5%        +18.2%        +25.8%
  Net Assets, End of Period (In Millions)                 $  1,119      $    912      $    835      $    632      $    452
  Ratio of Expenses to Average Net Assets
    without Fees Paid Indirectly by Advisor                    1.2%          1.2%          1.1%          1.2%          1.2%
  Ratio of Expenses to Average Net Assets                      1.1%          1.2%          1.1%          1.2%          1.2%
  Ratio of Net Investment Income to Average Net Assets         0.3%          0.2%          0.4%          0.7%          0.8%
  Portfolio Turnover Rate                                     85.4%         88.5%        101.1%         89.8%         91.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong Opportunity Fund II, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Opportunity Fund II, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 2, 2000